                                                               Exhibit 10.11

IOWA COLLEGE AID COMMISSION         Agreement to
                                    Guarantee Loans

                                    IMPORTANT NOTICE:
                                    ----------------

                                    See Addendum "A," attached, for change to paragraph 6(a), and clarification to the Federal Reinsurance language found at the end of this Agreement.


THIS AGREEMENT, entered into between the Iowa College Aid Commission (hereinafter referred to as "ICAC") and

First Bank National Association
--------------------------------------------------------------------------------
                                                                (City and State)
(Hereinafter referred to as "Lender"),


                                  WITNESSETH:

     WHEREAS, ICAC an Agency of the State of Iowa whose objectives are to provide opportunities for a higher education for all persons domiciled in the State who, though wanting such education and being qualified for it, are deterred by financial considerations.

     WHEREAS, ICAC maintains a central office for the guarantee of loans made by participating lenders to students attending eligible educational institutions; and

     WHEREAS, the Lender is desirous of participating in the Iowa Guaranteed Student Loan Program subject to the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the initial loan which the Lender makes hereunder, and in further consideration of the mutual covenants hereinafter expressed, ICAC and the Lender agree as follows:

     1. As used herein the following words shall have the meanings respectively indicated:

         Act: the Higher Education Act of 1965 (Public Law 89-329), as amended and in effect from time to time, or any successor enactment thereto, and the rules and regulations in effect from time to time thereunder.

         Approved Note: a Promissory Note, or Repayment Schedule, guaranteed by ICAC.

         Borrower:  a student who is the maker of an Approved Note.

         Default: with respect to any Approved Note, the occurrence of any event which shall constitute a default under the terms of such Note.

         Eligible Educational Institution: any institution of postsecondary education which is an "eligible institution" under the Act and is qualified under the Iowa Guaranteed Student Loan Program.

         IGSLP: the Iowa Guaranteed Student Loan Program as undertaken by ICAC pursuant to the State Act under which ICAC will guarantee the payment of principal and interest of eligible loans made by the Lender.

         Loan: a loan made to a Borrower by the lender evidenced by an Approved Note.

         Loan Application: the application for a loan on ICAC Form 1915 to be executed by a student, an eligible educational institution and the Lender.

         Loan Reserve Account: the fund established by the State Act for the purpose of providing for the payment of any defaulted notes under the Iowa Guaranteed Student Loan Program.

         Notice of Default: a notice on ICAC Form 1908 that an Approved Note is in default.

         Promissory Note:  the loan contract on ICAC Form 1904.

         Repayment Schedule: the schedule of installment payments which is an addendum to the Promissory Note, on ICAC Form 1906.

         State Act: the Iowa College Aid Commission Act, being Chapter 1049, Laws of the Sixty Seventh General Assembly, 1978 Session amending Chapter 261, code of Iowa, as amended and supplemented from time to time, and regulations adopted thereunder.

         Student: a person who is a resident of this State and is enrolled or will be enrolled at an eligible institution within or without the State or who is a nonresident of this State and is enrolled or will be enrolled at an eligible institution within the State and who meets eligibility requirements established by the Commission.

         Student Loan Manual: the manual describing how loans under the IGSLP are to be administered.

     All documents and instruments referred to in this paragraph 1 shall be in the current form as furnished from time to time and approved for use by ICAC.

     2. Nothing contained in this Agreement shall obligate the Lender to make any particular loan or number of loans; but the Lender agrees that it will refinance or extend the maturity of each Approved Note evidencing a loan made by it under the IGSLP and each Approved Note held by it from time to time, in accordance with the terms of such Approved Note and this Agreement.

     3. The Lender Agrees that, in respect of all loans made by it under the IGSLP and all Approved Notes held by it from time to time, it will, and it will cause its agents to:

         (a) exercise reasonable care and diligence in the making, servicing and collection thereof,

         (b) comply with all procedures and conditions on its part to be performed as set forth in this Agreement, the Act, the State Act, and the Student Loan Manual,

         (c) comply with all Federal and State laws and regulations applicable thereto, including, without limitation, the Federal Consumer Credit Protection Act and regulations thereunder, and

         (d) provide promptly to ICAC such information and reports as may from time to time be reasonably requested.

     4. Upon payment to ICAC of any required guarantee fee, ICAC will guarantee each approved Note evidencing a loan made to a student by the Lender pursuant to the IGSLP; provided, however, that ICAC shall not be obligated to guarantee any such Note if:

         (a) such guarantee would cause the aggregate amount of unpaid principal and interest of all notes guaranteed by ICAC to exceed the maximum dollar amount which may then be supported by its Loan Reserve Account, as required under paragraph 7 hereof or

         (b) ICAC in its sole discretion determines that the procedures and requirements of applicable law and regulations, this Agreement and the Student Loan Manual have not been complied with in respect of such Approved Note.

     5. ICAC will guarantee each Repayment Schedule evidencing the refinancing of a Promissory Note(s) which has/ have been guaranteed by ICAC or guarantee each extension of the maturity date of an Approved Note; provided, however, that ICAC shall not be obligated to guarantee any such Note or extension if ICAC in its sole discretion determines that the refinancing or extension, as the case may be, is not in accordance with the terms of the underlying Approved Note or the procedures and requirements of applicable law and regulations, this Agreement and the Student Loan Manual.

     6. (a) In the event of a delinquency or a default in respect of any Approved Note, the Lender shall follow the procedures set forth in the Student Loan Manual. ICAC does not guarantee payment by the borrower of any delinquency charges imposed for late payments, and will not accept a default claim based solely on non-payment of such charges. Upon receipt from the Lender of a Notice of Default together with the Approved Note (assigned to ICAC), the Loan Application, and evidence of collection effort, ICAC will pay to the Lender the full amount (100%) of the unpaid balance of principal and interest due on such Approved Note (other than any portion of such interest payable by the U.S. Office of Education under the Act), provided the Lender has complied in all material respects with the procedures and requirements of applicable law and regulations, this Agreement and the Student Loan Manual in respect of such Approved Note. ICAC shall thereupon succeed to all the rights of the Lender under such Approved Note.

         (b) The liability of ICAC as guarantor of any Approved Note in accordance herewith shall not be affected by the fact that the borrower was a minor at the time of his execution of the Approved Note. Upon death or permanent and total disability of the borrower, the borrower's and any comaker's liability will be discharged by ICAC as provided in (a) above.

         (c) ICAC is obligated to make payments under this Agreement solely from the revenues or other funds of the Loan Reserve Account. ICAC shall not give or lend the credit of the State of Iowa.

     7. ICAC covenants that it will at all times, so long as the Lender is the holder of an Approved Note, hold and maintain a Loan Reserve Account, represented by cash or government securities having a value of not less than 2% of the aggregate amount of unpaid principal and interest of all Approved Notes covered by Federal reinsurance pursuant to an Agreement between ICAC and the U.S. Commissioner of Education.

     8. (a) No change, other than the extension of the maturity date of an Approved Note pursuant to paragraph 5 of this Agreement, shall be made in the terms of any Approved Note, except with the prior written consent of ICAC. Any such change made without such consent shall have the effect, at the option of ICAC, of voiding ICAC's guarantee of such Approved Note

         (b) If the Lender shall violate or fail to comply with any applicable law or governmental regulation or provision of this Agreement in respect of any Approved Note, then the Lender hereby agrees to assume liability for, and does hereby indemnify, protect and hold harmless ICAC, its successors, assigns, directors, officers, agents and servants, from and against, any and all liabilities, losses, damages, penalties, claims, actions, expenses and disbursements, including legal fees and expenses, imposed on, incurred by them or any of them, in any way relating to or arising out of such violation or failure to comply, regardless of whether ICAC shall have purchased under its guarantee, such Approved Note from the Lender.

     9. The Lender must at all times maintain its ICAC loan program records on a current basis and in a satisfactory form in accordance with such instructions as ICAC may issue and as the U.S. Commissioner of Education may reasonably require, and shall afford access thereto at any reasonable time to ICAC or its agent and to the U.S. Commissioner of Education or other agencies of the Federal government designated by the U.S. Commissioner to assure the correctness and verification of such records.

     10. ICAC will furnish to the Lender from time to time a certificate as to the names and facsimile signatures of the officers authorized to execute in its name and on its behalf guarantees of Approved Notes under this Agreement; and ICAC hereby warrants to the Lender that the authority so certified shall continue in full force and effect until ICAC shall have delivered to the Lender written notice of revocation thereof. No recourse under or upon this Agreement or any Approved Note or guarantee thereof, or for any claim based thereon or otherwise in respect thereof, shall be had against any commissioner, member, officer or trustee, as such, past, present or future, of ICAC or of any successor agency, either directly or through ICAC or any successor agency; it being expressly understood that this Agreement and the guarantees of Approved Notes are solely ICAC obligations, and that no personal liability whatever shall attach to, or is or shall be incurred by, the commissioners, members, officers or trustees, as such, of ICAC or of any successor agency or any of them, because of this Agreement or any Approved Note or guarantee thereof.

     11. Any notice required or permitted by this Agreement shall be in writing and shall be deemed to have been duly given if mailed, first class postage prepaid, addressed (i) if to the Iowa College Aid Commission at 904 Grand Avenue, Des Moines, Iowa 50309, (ii) if to the Lender, at the address indicated below, or (iii) at such other address of which the party to be notified shall have given notice as aforesaid.

     12. This Agreement may be terminated by either party upon not less than 60 days' written notice to the other party. Such termination shall not affect any obligation incurred pursuant to this Agreement prior to the time that such termination notice becomes effective.

     13. This Agreement shall inure to the benefit of and be binding upon ICAC and the Lenders and their respective successors and assigns. This Agreement shall not be varied by oral agreement, but only by an instrument in writing duly executed by the parties hereto. Any waiver or modification, express or implied, by ICAC of any term or condition contained in this Agreement shall operate as such only in the specific instance and shall not be construed as a waiver or modification of any such condition generally or in any other instance.

     14. The obligations of the parties shall be governed by the laws of the State of Iowa and the regulations of ICAC, as from time to time amended.

     IN WITNESS WHEREOF, the Iowa College Aid Commission and the Lender have each caused this instrument to be executed the 15th day of July, 1997, by their respective duly authorized officers.

First Bank National Association         IOWA COLLEGE AID COMMISSION
---------------------------------
            LENDER

By /s/ Beth A. Dinndorf Sr. V.P.        By /s/ Gary W. Nichols
  -------------------------------          --------------------------------
  (SIGNATURE)           (TITLE)            SIGNATURE OF AUTHORIZED OFFICIAL

601 Second Avenue South                    Gary W. Nichols-Executive Director
---------------------------------          ---------------------------------
        STREET ADDRESS                              NAME AND TITLE

Minneapolis   MN          55402
---------------------------------
CITY AND STATE             ZIP

        41-0417860
---------------------------------
EMPLOYER IDENTIFICATION NUMBER

   833405
---------------------------------
  O.E. LENDER CODE NUMBER


--------------------------------------------------------------------------------

                              FEDERAL REINSURANCE

     Loans made pursuant to the Higher Education Act of 1965 and guaranteed by ICAC which go into default are reinsured under an agreement with the U.S. Commissioner of Education. Under that agreement 100% of the losses from such defaults will be borne by the U.S. Commissioner except that: (a) if, for any Federal fiscal year, the amount of such reimbursement payments by the Commissioner exceed 5% of the loans which are guaranteed by ICAC and which were in repayment at the end of the preceding fiscal year, the amount to be paid ICAC as reimbursement for such excess shall be equal to 90% of the amount of such excess; and (b) if, for an Federal fiscal year the amount of such reimbursement exceeds 9% of such loans, the amount to be paid as reimbursement for such excess shall be equal to 80% of the amount of such excess.

--------------------------------------------------------------------------------

LENDER: SIGN AND RETURN BOTH COPIES OF THIS AGREEMENT TO ICAC. ICAC WILL RETURN ONE COMPLETED COPY FOR YOUR RECORDS.

                                 Addendum "A"

                       (Changes indicated by BOLD TYPE)


1) 6. (a) In the event of a delinquency or a default of any Approved Note, the Lender shall follow the policies set forth in the Common Manual -- Unified Student Loan Policy. The ICSAC does not guarantee payment by the borrower of any delinquency charges imposed for late payments, and will not accept a default claim based solely on non-payment of such charges. Upon receipt from the Lender of a Notice of Default together with the Approved Note (assigned to the ICSAC), the Loan Application, and evidence of collection effort, the ICSAC will pay the Lender the full amount (100 percent) of the unpaid balance of principal and interest due on such Approved Note if any of the funds evidenced by said note were disbursed prior to October 1, 1993, and 98% on such Approved Note if all funds were disbursed on or after October 1, 1993 (other than any portion of such interest payable by the U.S. Department of Education under the Act), provided the Lender has complied in all material respects with the procedures and requirements of applicable law and regulations, this Agreement and the Common Manual -- Unified Student Loan Policy, in respect to such Approved Note. The ICSAC shall thereupon succeed to all the rights of the Lender under such Approved Note.

2) The Federal Reinsurance box, found at the end of this Agreement, is modified by adding the following sentence at the end of the statement:

     For defaulted loans disbursed entirely on or after October 1, 1993, the above percentages of reimbursement shall be reduced from 100% to 98%, 90% to 88%, and 80% to 78%.

IOWA COLLEGE AID COMMISSION                                            Agreement
                                                                    to Guarantee
IMPORTANT NOTICE:                                                 PLUS/SLS Loans
----------------

See Addendum "A," attached, for changes to paragraph 6(a), and clarification to the Federal Reinsurance language found at the end of this Agreement.


THIS AGREEMENT, entered into between the Iowa College Aid Commission (hereinafter referred to as "ICAC"), and

First Bank National Association
--------------------------------------------------------------------------------
                                                                (City and State)
(hereinafter referred to as "Lender").

                                  WITNESSETH:

     WHEREAS, the ICAC, an Agency of the State of Iowa, has the objective of providing opportunities for a higher education for all persons domiciled in the State who want such education and are qualified for it, but who are deterred by financial considerations:

     WHEREAS, the ICAC maintains a central office for the guarantee of loans made by participating lenders to eligible students attending eligible educational institutions and to the parents of dependent students; and

     WHEREAS, the Lender is desirous of participating in the Parental Loans for Students (PLUS) and Supplemental Loans for Students (SLS) programs, subject to the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the initial loan which the Lender makes hereunder, and in further consideration of the mutual covenants hereinafter expressed, the ICAC and the Lender agree as follows:

     1. As used herein the following words shall have the meanings respectively indicated:

         Act: the Higher Education Act of 1965 (Public Law 89-329), as amended and in effect from time to time, or any successor enactment thereto, including the rules and regulations in effect from time to time thereunder.

         Approved Note: a Promissory Note, guaranteed by the ICAC.

         Borrower: a parent of an eligible student, or an eligible student, who is the maker of an Approved Note.

         Co-Maker: any individual whom the lender deems to have acceptable credit to enter into a joint liability transaction.

         Default: with respect of any Approved Note, the occurrence of any event which shall constitute a default under the terms of such Note.

         Eligible Educational Institution: any Institution of postsecondary education which is an "eligible institution" under the Act and qualifies under the PLUS/SLS programs.

         PLUS/SLS: Parental Loans for Students and Supplemental Loans for Students as undertaken by the ICAC pursuant to the State Act under which the ICAC will guarantee the payment of principal and interest of eligible loans made by the Lender.

         ICAC Loan Manual: the manual provided by ICAC describing how the PLUS/SLS program is to be administered.

         Loan: a loan made to a Borrower by the Lender evidenced by an Approved Note.

         PLUS/SLS Loan Application and Promissory Note: the application and promissory note for a loan on ICAC Form #1955 to be executed by a parent or eligible student an eligible educational institution and the Lender.

         Loan Reserve Account: the fund established by the State Act for the purpose of providing for the payment of any defaulted notes under the PLUS/SLS program.

         Notice of Default: a notice on ICAC From #1908 that an Approved Note is in default.

         Student: a person who is a resident of this state and is enrolled or accepted for enrollment at an eligible institution within or without the state or who is a nonresident of this state and is enrolled or accepted for enrollment at an eligible institution within the state or who is a nonresident borrowing from an Iowa-based lender and who meets eligibility requirements established by the Commission. In addition, the student must be classified as an independent undergraduate or a graduate student to be eligible to participate as a borrower in the PLUS/SLS programs.

     All documents and instruments referred to in this paragraph (1) shall be in the current form as furnished from time to time and approved for use by the ICAC.

     2. Nothing contained in this Agreement shall obligate the Lender to make any particular loan or number of loans; but the Lender agrees that it will refinance or extend the maturity of each Approved Note evidencing a loan made by it and each Approved Note held by it from time to time, in accordance with the terms of such Approved Note and this Agreement.

     3. The lender agrees that, in respect to all loans made by it under the PLUS/SLS program and all Approved Notes held by it from time to time, it will (or will require its agents to):

         (a) exercise reasonable care and the required diligence in the making, servicing, and collection thereof;

         (b) comply with all procedures and conditions set forth in this Agreement, the Federal Act, the State Act, and the ICAC Loan manual;

         (c) comply with all Federal and State laws and regulations applicable thereto, including the Federal Consumer Credit Protection Act and regulations thereunder; and

         (d) provide promptly to the ICAC information and reports as may from time to time be reasonably requested by the ICAC.

     4. Upon payment to the ICAC of any required guarantee fee, the ICAC will guarantee each approved PLUS/SLS note evidencing a loan made to a parent or eligible student by the Lender pursuant to the PLUS/SLS programs; provided, however, that the ICAC shall not be obligated to guarantee any such Note if:

         (a) such guarantee would cause the aggregate amount of unpaid principal and interest of all notes guaranteed by the ICAC to exceed the maximum dollar amount which may then be supported by its Loan Reserve Account, as required under Paragraph 7 hereof, or

         (b) the ICAC in its sole discretion determines that the procedures and requirements of applicable law and regulations, this Agreement, and the ICAC Loan Manual have not been complied with in respect to such Promissory Note.

     5. The ICAC will guarantee each extension of the maturity date of an Approved Note; provided, however, that the ICAC shall not be obligated to guarantee any such Note or extension if the ICAC in its sole discretion determines that the refinancing or extension, as the case may be, is not in accordance with the terms of the underlying Approved Note or the procedures and requirements of applicable law and regulations, this Agreement, and the ICAC Loan Manual.

     6. (a) In the event of a delinquency or a default of any Approved Note, the Lender shall follow the procedures set forth in the ICAC Loan Manual. The ICAC does not guarantee payment by the borrower of any delinquency charges imposed for late payments, and will not accept a default claim based solely on non-payment of such charges. Upon receipt from the Lender of a Notice of Default together with the Approved Note (assigned to the ICAC), the Loan Application, and evidence of collection effort, the ICAC will pay the Lender the full amount (100 percent) of the unpaid balance of principal and interest due on such Approved Note (other than any portion of such interest payable by the U.S. Department of Education under the Act), provided the Lender has complied in all material respects with the procedures and requirements of applicable law and regulations, this Agreement and the the ICAC Loan Manual, in respect to such Approved Note. The ICAC shall thereupon succeed to all the rights of the Lender under such Approved Note.

         (b) The liability of the ICAC as guarantor of any Approved Note in accordance herewith shall not be affected by the fact that the borrower was a minor at the time of execution of the Approved Note. Upon death or permanent and total disability of the borrower, the liability of the borrower and any cosigner will be discharged by the ICAC as provided in "a" above. Only upon death or permanent and total disability of the maker and co-maker, the liability of the maker and co-maker will be discharged by the ICAC as provided in "a" above.

         (c) The ICAC is obligated to make payments under this Agreement solely from the revenues or other funds of the Loan Reserve Account. The ICAC shall not pledge or lend the credit of the State of Iowa.

     7. The ICAC covenants that it will at all times, as long as the Lender is the holder of an Approved Note, hold and maintain a Loan Reserve Account, represented by cash or government securities, having a value of not less than 2 percent of the aggregate amount of unpaid principal and interest of all Approved Notes covered by Federal reinsurance pursuant to an Agreement between the ICAC and the U.S. Secretary of Education.

     8. (a) No change, other than the extension of the maturity date of an Approved Note pursuant to Paragraph 5 of this Agreement, shall be made in the terms of any Approved Note, except with the prior written consent of the ICAC. Any such change made without such consent shall have the effect, at the option of the ICAC, of voiding the ICAC's guarantee of such Approved Note.

         (b) If the Lender shall violate or fail to comply with any applicable law or governmental regulation or provision of the Agreement in respect to any Approved Note, the

Lender hereby agrees to assume liability for, and does hereby indemnify, protect, and hold harmless the ICAC, its successors, assigns, directors, officers, agents, and servants, from and against any and all liabilities, losses, damages, penalties, claims, actions, expenses, and disbursements, including legal fees and expenses imposed on, incurred by them, or any of them, in any way relating to or arising out of such violation or failure to comply, regardless of whether the ICAC shall have purchased under its guarantee, such Approved Note from the Lender.

     9. The Lender must at all times maintain its PLUS/SLS loan program records on a current basis and in satisfactory form in accordance with such instructions as the ICAC may issue and as the U.S. Secretary of Education may reasonably require, and shall afford access thereto at any reasonable time to the ICAC or its agents, and to the U.S. Secretary of Education, or other agencies of the Federal Government designated by the U.S. Secretary to assure the correctness and verification of such records.

     10. The ICAC will furnish to the Lender from time to time a certificate as to the names and facsimile signatures of the officers authorized to execute, in its name and on its behalf, guarantees of Approved Notes under this Agreement; and the ICAC hereby warrants to the Lender that the authority so certified shall continue in full force and effect until the ICAC shall have delivered to the Lender written notice of revocation thereof. No recourse under or upon this Agreement or any Approved Note or guarantee thereof, or for any claim based thereon or otherwise in respect thereof, shall be had against the commissioner, member, officer, or trustee, as such past, present, or future, of the ICAC or of any successor agency, either directly or through the ICAC, or any successor agency; it being expressly understood that this Agreement and the guarantees of Approved Notes are solely the ICAC obligations, and that no personal liability whatever shall attach to, or shall be incurred by the commissioners, members, officers, or trustees as such of the ICAC or of any successor agency or any of them, because of this Agreement or any Approved Note of guarantee thereof.

     11. Any notice required or permitted by this Agreement shall be in writing and shall be deemed to have been duly given if mailed, first class postage prepaid, addressed (i) if to the Iowa College Aid Commission, 201 Jewett Building at 9th & Grand, Des Moines, Iowa 50309, (ii) if to the Lender, at the address indicated below, or (iii) at such other address of which the party to be notified shall have given notice as aforesaid.

     12. This Agreement may be terminated by either party upon not less than 60 days' written notice to the other party. Such termination shall not affect any obligation incurred pursuant to this Agreement prior to the time that such termination notice becomes effective.

     13. This Agreement shall inure to the benefit of and be binding upon the ICAC and the Lenders and their respective successors and assigns. This Agreement shall not be varied by oral agreement, but only by an instrument in writing duly executed by the parties thereto. Any waiver or modification, expressed or implied by the ICAC, of any term or condition contained in this Agreement shall operate as such only in the specific instance and shall not be construed as a waiver or modification of any such condition generally or in any other instance.

     14. The obligation of the parties shall be governed by the laws of the State of Iowa and the regulations of the ICAC as from time to time amended.

     IN WITNESS WHEREOF, the Iowa College Aid Commission and the Lender have each caused this instrument to be executed the 15th day of July, 1997, by their respective duly authorized officers.

First Bank National Association         IOWA COLLEGE AID COMMISSION
---------------------------------
            LENDER

By /s/ Beth A. Dinndorf Sr. V.P.        By /s/ Gary W. Nichols
  -------------------------------          --------------------------------
  (SIGNATURE)           (TITLE)            SIGNATURE OF AUTHORIZED OFFICIAL

601 Second Avenue South                    Gary W. Nichols-Executive Director
---------------------------------          ---------------------------------
        STREET ADDRESS                              NAME AND TITLE

Minneapolis   MN          55402
---------------------------------
CITY AND STATE             ZIP

        41-0417860
---------------------------------
EMPLOYER IDENTIFICATION NUMBER

   833405
---------------------------------
  O.E. LENDER CODE NUMBER


--------------------------------------------------------------------------------
                              FEDERAL REINSURANCE

     Loans made pursuant to the Higher Education Act of 1965 and guaranteed by ICAC which go into default are reinsured under an agreement with the U.S. Commissioner of Education. Under that agreement 100% of the losses from such defaults will be borne by the U.S. Commissioner except that: (a) if, for any Federal fiscal year, the amount of such reimbursement payments by the Commissioner exceed 5% of the loans which are guaranteed by ICAC and which were in repayment at the end of the preceding fiscal year, the amount to be paid ICAC as reimbursement for such excess shall be equal to 90% of the amount of such excess; and (b) if, for an Federal fiscal year the amount of such reimbursement exceeds 9% of such loans, the amount to be paid as reimbursement for such excess shall be equal to 80% of the amount of such excess.

--------------------------------------------------------------------------------

LENDER: SIGN AND RETURN BOTH COPIES OF THIS AGREEMENT TO ICAC. ICAC WILL RETURN ONE COMPLETED COPY FOR YOUR RECORDS.

                                  Addendum 'A'

                        (Changes indicated by BOLD TYPE)

1) 6. (a) In the event of a delinquency or a default of any Approved Note, the Lender shall follow the policies set forth in the Common Manual --Unified Student Loan Policy. The ICSAC does not guarantee payment by the borrower of any delinquency charges imposed for late payments, and will not accept a default claim based solely on non-payment of such charges. Upon receipt from the Lender of a Notice of Default together with the Approved Note (assigned to the ICSAC), the Loan Application, and evidence of collection effort, the ICSAC will pay the Lender the full amount (100 percent) of the unpaid balance of principal and interest due on such Approved Note if any of the funds evidenced by said note were disbursed prior to October 1, 1993, and 98% on such Approved Note if all funds were disbursed on or after October 1, 1993 (other than any portion of such interest payable by the U.S. Department of Education under the Act), provided the Lender has complied in all material respects with the procedures and requirements of applicable law and regulations, this Agreement and the Common Manual -- Unified Student Loan Policy, in respect to such Approved Note. The ICSAC shall thereupon succeed to all the rights of the Lender under such Approved Note.

2) The Federal Reinsurance box, found at the end of this Agreement, is modified by adding the following sentence at the end of the statement:

     For defaulted loans disbursed entirely on or after October 1, 1993, the above percentages of reimbursement shall be reduced from 100% to 98%, 90% to 88%, and 80% to 78%.